Exhibit 10.45

CLOSING ITEM NO.:  A-9







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                            SPURLOCK INDUSTRIES, INC.


                                       TO


                          COUNTY OF SARATOGA INDUSTRIAL
                               DEVELOPMENT AGENCY




                    ========================================

                                    GUARANTY

                    ========================================




                                   DATED AS OF


                                 OCTOBER 1, 1997



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


                                    GUARANTY


         THIS GUARANTY dated as of October 1, 1997, (this "Guaranty") from SPURLOCK INDUSTRIES, INC. a corporation organized under the laws of the State of Virginia (the "Guarantor") having an office for the transaction of business at 5090 General Mahone Highway, Waverly, Virginia 23890 to COUNTY OF SARATOGA INDUSTRIAL DEVELOPMENT AGENCY, a New York public benefit corporation (the "Issuer") having an address of Saratoga County Municipal Center, Ballston Spa, New York 12020;


                              W I T N E S S E T H:

         WHEREAS, Spurlock Adhesives, Inc., a wholly-owned subsidiary of the Guarantor, (the "Company") has requested the Issuer to undertake a project (the "Project") consisting of (A) (1) the acquisition of a certain parcel of land comprising approximately 16.37 acres constituting Lot #3 located in the Moreau Industrial Park in the Town of Moreau, Saratoga County, New York (the "Land"),
(2) the construction on the Land of two (2) buildings approximately 10,000 square feet each in size and one (1) approximately 800 square foot building for use in the manufacturing of synthetic organic chemicals and related functions (collectively the "Facility") and (3) the acquisition and installation therein of certain machinery and equipment (the "Equipment" and together with the Land and the Facility, the "Project Facility"), and (B) the financing of a portion of the costs of the foregoing; and

         WHEREAS, the Issuer proposes to finance a portion of the costs of the Project Facility by the issuance of its Multi-Mode Variable Rate Industrial Development Revenue Bonds (Spurlock Adhesives, Inc. Project), Series 1997 A in the aggregate principal amount of $6,000,000 (the "Bonds"); and

         WHEREAS, contemporaneously with the execution of this Guaranty, the Issuer and the Company have entered into an installment sale agreement dated as of October 1, 1997, (as amended from time to time, the "Installment Sale Agreement") pursuant to which the Issuer has sold the Project Facility to the Company (all terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Installment Sale Agreement); and

         WHEREAS, the Guarantor will obtain benefits as a result of the issuance and sale of the Bonds; and

         WHEREAS, the Issuer is unwilling to issue and sell the Bonds unless, among other conditions, the Guarantor shall have executed and delivered this Guaranty to the Issuer; and

         WHEREAS, the Guarantor has reviewed and approved the Installment Sale Agreement;

         NOW, THEREFORE, the Guarantor hereby covenants and agrees with the Issuer as follows:

                                    ARTICLE I

                         REPRESENTATIONS AND WARRANTIES
                                  OF GUARANTOR


SECTION 1.1. CAPACITY OF GUARANTOR. The Guarantor is a corporation duly organized and existing under the laws of the State of Virginia, has power to enter into this Guaranty and to carry out its obligations hereunder and has duly authorized execution, delivery and performance of this Guaranty.

SECTION 1.2. NO VIOLATION OF RESTRICTIONS. Neither the execution and delivery of this Guaranty, the consummation of the transactions contemplated thereby nor the fulfillment of or compliance with the provisions thereof will (1) violate the Guarantor's articles of incorporation or by-laws, (2) require consent under (which has not been heretofore received) or result in a breach of or default under any credit agreement, indenture, purchase agreement, mortgage, deed of trust, commitment, guaranty or other agreement or instrument to which the Guarantor is a party or by which the Guarantor or any of its Property (as defined in the Installment Sale Agreement) may be bound or affected, or (3) conflict with or violate in any material respect any existing law, rule, regulation, judgment, order, writ, injunction or decree of any government, governmental instrumentality or court (domestic or foreign), having jurisdiction over the Guarantor or any of the Property of the Guarantor.

SECTION 1.3. GOVERNMENTAL CONSENT. No consent, approval or authorization of, or filing, registration or qualification with, any Governmental Authority (as defined in the Installment Sale Agreement) on the part of the Guarantor is required as a condition to its execution, delivery or performance of this Guaranty.

SECTION 1.4. PENDING LITIGATION. There are no proceedings pending or, to the knowledge of the Guarantor, threatened against, or affecting, the Guarantor in any court or before any Governmental Authority or arbitration board or tribunal which involve the possibility of materially and adversely affecting the Property, facilities, businesses, prospects, profits or conditions (financial or otherwise) of the Guarantor or the ability of the Guarantor to execute, deliver or perform this Guaranty. The Guarantor is not in default with respect to any order of any court, Governmental Authority or arbitration board or tribunal.

SECTION 1.5. NO DEFAULTS. No event has occurred and no condition exists which, upon the execution of this Guaranty, would constitute an Event of Default (as defined in Article III hereof). The Guarantor is not in violation in any material respect of any term of any agreement, charter, by-law or other instrument to which the Guarantor is a party or by which it may be bound.

SECTION 1.6. TAXES. All tax returns required to be filed by the Guarantor in all jurisdictions have in fact been filed or will be filed within the time allowed by law, including all lawful extensions. All taxes, assessments, fees and other governmental charges imposed upon the Guarantor or any Property, income or franchises of the Guarantor which are due and payable have been paid, except for certain taxes, assessments, fees and other governmental charges as the Guarantor may be contesting in good faith, the nonpayment of which will not materially adversely affect the Property, business, prospects, profits or condition (financial or otherwise) of the Guarantor or the ability of the Guarantor to execute, deliver or perform this Guaranty. The Guarantor does not know of any proposed additional tax assessment against it.


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SECTION 1.7.  COMPLIANCE WITH LAW.  The Guarantor:

         (A) is not in violation in any material respect of any laws, ordinances or governmental rules and regulations to which it is subject; and

         (B) has not failed to obtain any licenses, permits, franchises or other governmental authorizations necessary to the ownership of its Property or to the conduct of its respective businesses which violation or failure to obtain might materially adversely affect such Property or businesses.


                                   ARTICLE II

                            COVENANTS AND AGREEMENTS
                                OF THE GUARANTORS


SECTION 2.1. GUARANTY OF PAYMENT AND PERFORMANCE. (A) (1) The Guarantor irrevocably and unconditionally guarantees to the Issuer (i) full and prompt payment of moneys sufficient to pay, or provide for the payment of, all amounts due and owing the Issuer from the Company with respect to the Unassigned Rights (as defined in the Installment Sale Agreement) and (ii) full and complete performance of all of the Company's duties and obligations to the Issuer under the Unassigned Rights. The Guarantor irrevocably and unconditionally agrees that upon the occurrence of an Event of Default (as defined in the Installment Sale Agreement) respecting such Unassigned Rights, the Guarantor will promptly pay and/or perform the same upon demand by the Issuer.

         (B) All payments by the Guarantor shall be paid in lawful money of the United States of America.

         (C) Each and every default in payment of any sums due and owing the Issuer from the Company with respect to the Unassigned Rights and/or performance of the duties and obligations thereunder shall give rise to a separate cause of action hereunder, and separate suits may be brought hereunder by the Issuer as each cause of action arises.

         (D) The Guarantor shall pay to the Issuer all reasonable costs and expenses (including attorneys fees) incurred by the Issuer in the protection of any of the rights of the Issuer or in the pursuance of any of its remedies in respect of this Guaranty.

SECTION 2.2. OBLIGATIONS UNCONDITIONAL. The obligations of the Guarantor under this Guaranty shall be absolute and unconditional and shall remain in full force and effect, and, to the extent permitted by law, such obligations shall not be affected, modified or impaired by any state of facts or the happening from time to time of any event, including, without limitation, any of the following, whether or not with notice to or the consent of the Guarantor:

         (A) the invalidity, irregularity, illegality or unenforceability of, or any defect in, (1) the Unassigned Rights, (2) the Bonds, (3) the other Financing Documents or (4) any collateral security for any thereof;


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         (B)     any present or future law or order of any  government or of any agency thereof purporting to reduce, amend or otherwise affect the Unassigned Rights or any other obligation of the Company or any other obligor or to vary any terms of payment;

         (C) any claim of immunity on behalf of the Company or any other obligor or with respect to any Property of the Company or any other obligor;

         (D)     the  happening  of any event  described  in  Section  8.4 or in
Article IX of the Installment Sale Agreement;

         (E) the waiver, compromise, settlement, release or termination of any or all of the obligations, covenants or agreements of (1) the Company under the Unassigned Rights or any other Financing Documents and (2) the Guarantor under any Financing Document;

         (F) the failure to give notice to the Guarantor of the occurrence of an Event of Default under any Financing Document;

         (G) the transfer, assignment or mortgaging, or the purported or attempted transfer, assignment or mortgaging, of all or any part of the interest of the Issuer or the Company in the Project Facility, or any failure of or defect in the title with respect to the Issuer's or the Company's interest in the Project Facility, or the termination of the Installment Sale Agreement;

         (H) the release, sale, exchange, surrender or other change in any security for payment of the Unassigned Rights;

         (I) the extension of the time for payment of any sum due with respect to the Unassigned Rights or under this Guaranty or of the time for performance of any other obligations, covenants or agreements under or arising out of the Financing Documents;

         (J) the modification or amendment (whether material or otherwise) of any obligation, covenant or agreement set forth in the Unassigned Rights or any Financing Document;

         (K) the taking of, or the omission to take, any of the actions referred to in the Financing Documents;

         (L) any failure, omission or delay on the part of the Issuer or any other person to enforce, assert or exercise any right, power or remedy conferred on the Issuer or such other person in this Guaranty or the Financing Documents;

         (M) the voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all of the assets, marshalling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization or other similar proceedings affecting the Company, the Guarantor or the Issuer or any of the assets of either of them or any allegation or any contest of the validity of the Financing Documents in any such proceedings;

         (N) any event or action that would, in the absence of this Section, result in the release or discharge of the Guarantor from the performance or observance of any obligation, covenant or agreement contained in this Guaranty;


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         (O)     the default or failure of the Guarantor to perform fully any of its obligations set forth in this Guaranty; or

         (P) any other circumstances which might otherwise constitute a legal or equitable discharge or defense of a surety or a guarantor.

SECTION 2.3. WAIVER BY GUARANTOR. The Guarantor hereby waives with respect to the Unassigned Rights and the indebtedness evidenced thereby the following: diligence; presentment; filing of claims with a court in the event of bankruptcy of the Company or any other person liable in respect of the Unassigned Rights, any right to require a proceeding first against the Company or any other person; protest; the release of the Guarantor from liabilities hereunder; notice of dishonor or nonpayment of any such liabilities; and any other notice and all demands whatsoever except demand for payment. The Guarantor hereby waives notice from the Issuer of (A) the issuance of the Bonds, and (B) the acceptance of, or notice and proof of reliance on, the benefits of this Guaranty.

SECTION 2.4. DISCHARGE OF GUARANTOR'S OBLIGATIONS AND TERMINATION OF THIS GUARANTY. This Guaranty shall terminate and the obligations of the Guarantor created hereunder shall be discharged on the earlier to occur of at such time as all amounts due the Issuer under the Unassigned Rights have been paid and all duties and obligations of the Company thereunder have been performed. On the date of such discharge, the Guarantor shall be released from any and all conditions, terms, covenants or restrictions created or placed upon them by this Guaranty, and the Guarantor shall not have any further obligation or liability hereunder.

SECTION 2.5. OTHER SECURITY. The Issuer may pursue its rights and remedies under this Guaranty notwithstanding (A) any other guaranty of or security for the Unassigned Rights, and (B) any action taken or omitted to be taken by the Issuer, or any other person to enforce any of the rights or remedies under such other guaranty or with respect to any other security.

SECTION 2.6. NO SET-OFF BY GUARANTOR. No set-off, counterclaim, reduction or diminution of an obligation, or such defense of any kind or nature (other than full performance by the Guarantor of the obligations hereunder), which the Guarantor has or may have against the Issuer, or any other person shall be available hereunder to the Guarantor.

SECTION 2.7. NOTICE AND SERVICE OF PROCESS; VENUE. The Guarantor consents and submits to the jurisdiction of any local, state or federal court located within the State of New York and within the Counties of Albany and/or Saratoga. The Guarantor hereby waives personal service with respect to any action or proceeding brought hereunder and agrees that notice of such in the manner set forth in Section 5.4 hereof shall constitute sufficient service of notice of such action or proceeding. The Guarantor further waives any right it may have to object to the venue of such action or proceeding.

SECTION 2.8. GUARANTY OF PAYMENT. This Guaranty is a guaranty of payment and not of collection, and the Guarantor waives any right to require that any action be brought against any other person or to require that resort be had to any security or to any balance of any fund or credit held by the Issuer or any other person prior to the Issuer proceeding under this Guaranty. If at any time any payment with respect to the Unassigned Rights or any other amount payable hereof is rescinded or is required to be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of the Guarantor, the Issuer, the Company or otherwise, the Guarantor's obligations hereunder with respect to such payment shall be reinstated as though such payment had been due but not made at such time.


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                                   ARTICLE III

                                EVENTS OF DEFAULT


SECTION 3.1. NATURE OF EVENTS. An "Event of Default" shall exist if any of the following occurs:

         (A) PARTICULAR COVENANT DEFAULTS - the Guarantor fails to perform or observe any covenant contained in Section 2.1 hereof;

         (B) OTHER DEFAULTS - the Guarantor fails to comply with any other provision of this Guaranty, and such failure continues for more than thirty (30) days after notice thereof to the Guarantor;

         (C) WARRANTIES OR REPRESENTATIONS - any warranty, representation or other statement by or on behalf of the Guarantor contained in this Guaranty is false or misleading in any material respect when made;

         (D) INVOLUNTARY BANKRUPTCY PROCEEDINGS - a receiver, liquidator or trustee of the Guarantor or of any of its Property is appointed by court order; or the Guarantor is adjudicated bankrupt or insolvent or any of its Property is sequestered by court order and such order remains in effect for more than sixty
(60) days; or a petition is filed against the Guarantor under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction, whether now or hereafter in effect, and is not dismissed within sixty (60) days after such filing;

         (E) VOLUNTARY PETITIONS - the Guarantor files a petition in voluntary bankruptcy or seeks relief under any provision of any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction, whether now or hereafter in effect, or consents to the filing or any petition against it under such law; or

         (F) ASSIGNMENTS FOR BENEFIT OF CREDITORS - the Guarantor makes an assignment for the benefit of its creditors, or admits in writing its inability to pay its debts generally as they become due, or consents to the appointment of a receiver, trustee or liquidator of all or any part of its Property.

SECTION 3.2. DEFAULT REMEDIES. If an Event of Default exists, the Issuer may proceed to enforce the provisions hereof and to exercise any other rights, powers and remedies available to the Issuer. The Issuer in its discretion, shall have the right to proceed first and directly against the Guarantor under this Guaranty without proceeding against or exhausting any other remedies which it may have and without resorting to any other security held by the Issuer.

SECTION 3.3. REMEDIES: WAIVER AND NOTICE. (A) No remedy herein conferred upon or reserved to the Issuer is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Guaranty now or hereafter existing at law or in equity or by statute;


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         (B) No delay or omission to exercise any right or power  accruing  upon the occurrence of any Event of Default hereunder shall impair any such right or power or shall be construed to be a waiver thereof, but any such right or power may be exercised from time to time and as often as may be deemed expedient;

         (C) In order to entitle the Issuer to exercise any remedy reserved to it in this Guaranty, it shall not be necessary to give any notice, other than such notice as may be expressly required in this Guaranty;

         (D) In the event any provision contained in this Guaranty should be breached by any party and thereafter duly waived by the other party so empowered to act, such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach hereunder; and

         (E) No waiver, amendment, release or modification of this Guaranty shall be established by conduct, custom or course of dealing.


                                   ARTICLE IV

                         INTERPRETATION OF THIS GUARANTY


SECTION 4.1. ACCOUNTING PRINCIPLES. Where the character or amount of any asset or liability or item of income or expense is required to be determined or consolidated or other accounting computation is required to be made for the purposes of this Guaranty, such determination, consolidation or computation shall be made in accordance with generally accepted accounting principles at the time in effect, to the extent applicable, except where such principles are inconsistent with the requirements of this Guaranty.

SECTION 4.2. DIRECTLY OR INDIRECTLY. Where any provision in this Guaranty refers to action to be taken by any person, or which provision prohibits any person from taking certain action, such provision shall be applicable whether such action is to be taken or is not to be taken directly or indirectly by such person.

SECTION 4.3. GOVERNING LAW. This Guaranty shall be governed by, and construed in accordance with, the laws of the State.


                                    ARTICLE V

                                  MISCELLANEOUS


SECTION 5.1. OBLIGATIONS ARISE ON SALE OF BONDS. The obligations of the Guarantor hereunder shall arise absolutely and unconditionally when the Bonds shall have been issued, sold and delivered by the Issuer.


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SECTION 5.2. SURVIVAL. All warranties, representations and covenants made by the
Guarantor herein shall be deemed to have been relied upon by the Issuer and shall survive the delivery to the Issuer of this Guaranty regardless of any investigation made by the Issuer.

SECTION 5.3. SUCCESSORS. This Guaranty shall inure to the benefit of and be binding upon the successors of each of the parties. The provisions of this Guaranty are intended to be for the benefit of the Issuer.

SECTION 5.4. NOTICES. (A) All communications under this Guaranty shall be in writing and shall be deemed given when (1) delivered to the applicable address stated in subsection (B) hereof by registered or certified mail, return receipt requested, or by such other means as shall provide the sender with documentary evidence of such delivery, or (2) delivery is refused by the Guarantor or the Issuer, as the case may be, as evidenced by the affidavit of the Person who attempted to effect such delivery.

         (B) The addresses to which communications under this Guaranty shall be delivered are as follows:

         IF TO THE GUARANTOR:

         Spurlock Industries, Inc.
         5090 General Mahone Highway
         Waverly, Virginia  23890
         Attention:  Phillip S. Sumpter, Executive Vice President

         With a Copy to:

         Williams Mullen Christian & Dobbins, P.C.
         1021 East Cary Street
         Richmond, Virginia  23219
         Attention:  David L. Dallas, Jr., Esq.


         IF TO THE ISSUER:

         County of Saratoga Industrial Development Agency
         Saratoga County Municipal Center
         40 McMaster Street
         Ballston Spa, New York  12020
         Attention:  Administrator

         With a Copy to:

         Michael J. Toohey, Esq.
         Snyder, Kiley, Toohey & Corbett
         160 West Avenue
         P.O. Box 4367
         Saratoga Springs, New York  12866


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SECTION 5.5. ENTIRE UNDERSTANDING;  COUNTERPARTS.  This Guaranty constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and may be executed simultaneously in several counterparts, each of which shall be deemed an original, but all of which, together, shall constitute one and the same instrument.

SECTION 5.6. AMENDMENTS. No amendment, change, modification, alteration or termination of this Guaranty shall be made except upon the written consent of the Guarantor and the Issuer.

SECTION 5.7. PARTIAL INVALIDITY. The invalidity or unenforceability of any one or more phrases, sentences, clauses or sections in this Guaranty shall not affect the validity or enforceability of the remaining portions of this Guaranty or any part thereof.

SECTION 5.8. SECTION HEADINGS NOT CONTROLLING. The headings of the several sections of this Guaranty have been prepared for convenience of reference only and shall not control, affect the meaning or be taken as an interpretation of any provision of this Guaranty.


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         IN WITNESS  WHEREOF,  the Guarantor has caused this Guaranty to be duly executed and to be dated as of the day and year first above written.


                                            SPURLOCK INDUSTRIES, INC.


                                            By: /s/ Phillip S. Sumpter
                                                --------------------------------
                                            Name: Phillip S. Sumpter
                                                  ------------------------------
                                            Title: Executive Vice President
                                                   -----------------------------



STATE OF NEW YORK           )
                            ) SS.:
COUNTY OF SARATOGA          )

         On this 9th day of October, 1997, before me personally came Phillip S. Sumpter, to me known, who being by me duly sworn, did depose and sat that he resides in Waverly VA, that he is the Exec. V.P. of SPURLOCK INDUSTRIES, INC., the corporation described in and which executed the foregoing instrument, and that he signed his name thereto by order of the Board of Directors of said corporation.


                                            /s/ Theresa C. Priest
                                            ------------------------------------
                                            Notary Public

                                                   THERESA C. PRIEST
                                            Notary Public, State of New York
                                             Washington County #01PR4921971
                                            Commission Expires Feb. 28, 1998


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